Exhibit 10.2



                               MATERIAL CONTRACTS



                                    AGREEMENT




This Agreement is entered into by and between GimmeaBid.com, Inc., a Delaware Corporation, and John Crowell, an individual, hereinafter referred to as "Marketer".


WHEREAS, there is located in the states of Washington, Oregon, California, Idaho, Nevada, Utah, Colorado, and Arizona dealers and transporters of new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment;


WHEREAS, GimmeaBid.com, Inc., is in need of a person to contact dealers and transporters of new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment; and


WHEREAS, Marketer desires to contact dealers and transporters of new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment located in the states of Washington, Oregon, California, Idaho, Nevada, Utah, Colorado, and Arizona;


NOW, THEREFORE, It is agreed as follows:


                                    Marketing
                                   ----------

GimmeaBid.com, Inc., hereby assigns to Marketer the West Sales Region, being the states of Washington, Oregon, California, Idaho, Nevada, Utah, Colorado, and Arizona. Marketer shall contact, in person, each and every dealer and transporter of new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment located in the West Sales Region in order to sign them up as users of the websites GimmeaBid.com and
DealersAutoAuction.com. Marketer shall use the sign-up forms and dealer agreement form provided him by GimmeaBid.com, Inc. A dealer is hereby defined as a person or business whose regular course of business includes buying and/or selling new and/or used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, or heavy equipment, or any combination

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

thereof. A transporter is hereby defined as a person or business whose regular course of business includes transportation of one or more new and/or used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, or heavy equipment, or any combination thereof.


Marketer has a continuing duty to make face-to-face contact with each and every dealer and transporter in the West Sales Region for the term of this Agreement. Marketer shall provide GimmeaBid.com, Inc., by the 15th day of the each month a report for the preceding month stating the names, addresses, and telephone numbers of all dealers and transporters contacted, all dealers and transporters signed up as users, all dealers and transporters who refused to sign us as users, and all new dealers and transporters who began operation.


GimmeaBid.com, Inc., its agents, employees, or officers, may, at its discretion, contact any dealer or transporter who refuses to sign up as a user. Such contact by GimmeaBid.com, Inc., its agents, employees, or officers, shall not constitute a breach of this Agreement.


In the event Marketer fails to make a concerted effort to contact, in person, all dealers and transporters in the West Sales Region, GimmeaBid.com, Inc., shall have the right to terminate this Agreement by giving written notice to Marketer.



Marketer shall receive from GimmeaBid.com, Inc., the sum of $2,000.00, per month to cover travel expenses. Marketer shall be solely responsible for all expenses incurred in excess of $2,000.00, per month.


Marketer agrees and understands that he is an independent contractor and not an agent, assign, employee, or partner of GimmeaBid.com, Inc., and he has no power to bind GimmeaBid.com. Inc., to any contract or agreement other than the contracts and agreements, relating to signing up dealers as users of the websites GimmeaBid.com and DealersAutoAuction.com, provided to him by GimmeaBid.com, Inc.


Marketer shall indemnify and save harmless GimmeaBid.com, Inc., its agents, assigns, employees, directors, officers, and partners, from all suits, actions, or claims of any character, type, or description brought or made for or on account of any injuries or damages received or sustained by any person or business entity, arising out of, or occasioned by, the acts of Marketer, his agents, employees, assigns, partners, officers, or directors, in the execution or performance of this contract.

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



As consideration for entering into this Agreement, GimmeaBid.com, Inc., shall pay to Marketer the sum of $75.00, for each dealer, signed up by Marketer, for the services offered by GimmeaBid.com, who sells ten (10) or more motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, or heavy equipment, or any combination thereof, through the websites of GimmeaBid.com or DealersAutoAuction.com. Said sum is payable on a monthly basis for each such dealer who maintains the sales quota. GimmeaBid.com, Inc., shall also pay to Marketer the sum of $25.00, for each dealer, signed up by Marketer, for the services offered by GimmeaBid.com, who purchases three (3) or more motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, or heavy equipment, or any combination thereof, through the websites of GimmeaBid.com or DealersAutoAuction.com. Said sum is payable on a monthly basis for each such dealer who maintains the purchase quota. GimmeaBid.com, Inc., shall additionally pay to Marketer the sum of $15.00 for each transport company signed up by Marketer. Ninety (90) days after the effective date of this Agreement, GimmeaBid.com, Inc., shall deliver to Marketer, as additional consideration, 10,000 shares of common stock in GimmeaBid.com, Inc., provided Marketer has made substantial performance in signing up dealers. The President of GimmeaBid.com, Inc., shall be the sole determiner of that factors that constitute substantial performance. As further consideration, Marketer shall have a seat on the Board of Directors of GimmeaBid.com, Inc.


This Marketing section of the Agreement shall remain in full force and effect for a period of five (5) years and shall terminate automatically at the end of such period unless GimmeaBid.com, Inc., shall give written notice of its intention to renew the Agreement for a like period to Marketer, such notice to be given at least ninety (90) days prior to the expiration of such initial term.


                                     Option
                                     ------

If, after the expiration of ninety (90) days after the effective date of this Agreement, GimmeaBid.com, Inc., provides to Marketer the 10,000 shares of common stock in GimmeaBid.com, Inc., referenced above, then Marketer shall have the option to purchase from GimmeaBid.com, Inc., 400,000 shares of common stock in GimmeaBid.com, Inc., at $5.00, per share. Marketer has three (3) years from the date GimmeaBid.com, Inc., provides to Marketer the 10,000 shares, if provided, to exercise the option.


As   consideration   for  this  option,   Marketer   hereby  agrees  to  pay  to
GimmeaBid.com, Inc., the sum of $1.00, which GimmeaBid.com, Inc., acknowledges receipt of.





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

In the event Marketer exercises the option, Marketer shall not sale, transfer, or convey, nor cause to be sold, transferred, or conveyed, any portion of the shares of common stock purchased pursuant to the option until such time as one-hundred (100%) percent of the shares of GimmeaBid.com, Inc., common stock offered for sale in the initial public offering are sold. The number of shares to be offered in the public stock offering shall be determined on or before May 8, 2000, which is the date the private placement of GimmeaBid.com, Inc., common stock ends.


In the event Marketer sales, or causes to be sold, any portion of the shares of common stock purchased pursuant to the option prior to the time one-hundred (100%) percent of the public stock offering of GimmeaBid.com, Inc., common stock is sold, then Marketer shall owe and pay to GimmeaBid.com, Inc., as liquidated damages the published market price of one share of GimmeaBid.com, Inc., common stock multiplied by the number of shares Marketer purchased pursuant to the option, which market value shall be determined as of 3:00 p.m. Central Standard Time on the date of the sale. Marketer hereby agrees to pay said sum and GimmeaBid.com, Inc., agrees to accept such sum as liquidated damages, and not as a penalty, in the event of such breach.


In the event Marketer exercises the Option, then GimmeaBid.com, Inc., shall notify Marketer within forty-eight (48) hours of the time that one-hundred (100%) percent of the public stock offering of GimmeaBid.com, Inc., common stock, as referenced above, is sold.


Notwithstanding any provision in this Agreement, in the event of a breach of the Option section of this Agreement by Marketer, GimmeaBid.com, Inc., shall be entitled to injunctive relief, as well as to the liquidated damages and the recovery of a reasonable attorney's fees which shall be deemed to be ten (10%) of the published market price of one share of GimmeaBid.com, Inc., common stock multiplied by the number of shares Marketer purchased pursuant to the option, which market value shall be determined as of 3:00 p.m. Central Standard Time on the date of the breach, unless GimmeaBid.com, Inc., pleads otherwise.


                                 Non-Competition
                                 ---------------

Marketer, his agents, representatives, or assigns shall not directly or indirectly engage in, participate in, and shall have no interest in any business, firm, person, venture, organization, partnership, or corporation, whether as an employee, consultant, officer, director, agent, security holder, creditor, consultant, marketer, or otherwise, that engages or intends to engage in any activity that is the same or similar to, or competitive, directly or indirectly, with any activity now engaged in by GimmeaBid.com, Inc., within five
(5) years from the effective date of this Agreement.

Marketer shall not place himself or one or more of his representatives, agents, employees, officers, directors, or partners on the board of directors or other governing body of a business, firm, venture, organization, partnership, or corporation that engages or intends to engage in any activity that is the same or similar to, or competitive, directly or indirectly, with any activity now engaged in by GimmeaBid.com, Inc. Marketer shall not position himself or one or more of his representatives, agents, employees, officers, directors, or partners as a partner, or other business associate, with any person or business, firm, venture, organization, partnership, or corporation that engages or intends to engage in any activity that is the same or similar to, or competitive, directly or indirectly, with any activity now engaged in by GimmeaBid.com, Inc.


Indirect competition shall be deemed to include Marketer's position as a partner, officer, consultant, agent, assign, employee, or subsidiary of a competing business, or Marketer's position as a holding company for any corporation, partnership, venture, or other business organization. Indirect competition shall also be deemed to include providing one or more servers, building a website, and/or hosting a website for any business, firm, person, venture, organization, partnership, or corporation that engages or intends to engage in any activity that is the same or similar to, or competitive with any activity now engaged in by GimmeaBid.com, Inc. Indirect competition shall additionally be deemed to include the raising of venture capital, locating and providing names of potential investors, and the promotion of stock in any business, firm, venture, organization, partnership, or corporation that engages or intends to engage in any activity that is the same or similar to, or competitive with any activity now engaged in by GimmeaBid.com, Inc. Indirect competition shall further be deemed to include the raising of venture capital, locating and providing names of potential investors, and the promotion of stock for any person that engages or intends to engage in any activity that is the same or similar to, or competitive with any activity now engaged in by GimmeaBid.com, Inc.


This Agreement shall not be construed to limit or restrict Marketer from owning shares of a business, firm, venture, organization, partnership, or corporation that engages in any activity that is the same or similar to, or competitive with any activity now engaged in by GimmeaBid.com, Inc., so long as Marketer, his agents, representatives, or assigns, takes no part, directly or indirectly, in the operations of the business, firm, venture, organization, partnership, or corporation other than through a vote called for by the partners, board of directors, or other governing body of the business, firm, venture, organization, partnership, or corporation.


On the effective date of this Agreement, GimmeaBid.com, Inc., is engaged in the following activities:


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on-line trading services via an Internet website to facilitate the sale of goods and services in which a seller posts one or more items to be auctioned and bidding is done electronically, and providing evaluative feedback and ratings of sellers' goods and services, the value and prices of sellers' good and services, buyers' and sellers' performance, delivery, and overall trading experience in connection therewith; providing sellers who post items to be auctioned and bid upon to determine the terms and conditions of the auction; providing an on-line searchable database for the sale of goods and services of others via an Internet
website;   providing  an  on-line   searchable   ordering  guide  for  locating,
organizing, and presenting goods and services of others via an Internet website; providing an on-line searchable catalog featuring goods and services of others; providing on-line trading services via an Internet website to facilitate the retail sale of goods and services; providing on-line trading and information services via an Internet website whereby a retailer may obtain information about goods and services and order, purchase and obtain goods and services directly from manufacturers and service providers; retail sales services for others provided by means of an Internet website; providing computerized searching, ordering, and on-line retail and wholesale distributorship services for others via an Internet website; providing on-line trading services via an Internet website for dealers of new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment to facilitate the sale of new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment by means of an auction where bidding is done electronically; providing dealers of new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment on-line access to multiple sources of financing for their retail customers; providing the ability for dealers in new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment to search on-line for motor vehicles nationally, by region, by state, and by city; providing the ability for dealers in new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment to search on-line for motor vehicles by make, model, year, condition, dollar amount, auction time remaining, auction type, and mileage; providing dealers of used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment an on-line rating system
for  the  motor  vehicles,   water  craft,  aircraft,   agricultural  equipment,
recreational vehicles, and heavy equipment listed on the website; providing dealers of new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment on-line access to extended warranties for their retail customers; providing dealers of new and used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and heavy equipment the ability to place the shipping of the motor vehicles, water crafts, aircrafts, agricultural equipment, recreational vehicles, and heavy equipment they purchase up for competitive bidding; providing on-line tracking and reporting on each buyer and seller; providing an on-line monitor which will inform a registered buyer each time an item is listed which matches the buyer's pre-defined criteria; providing buyers the ability to contact a seller by electronic mail before purchasing an item


Notwithstanding any provision in this Agreement, in the event of the breach of the Non- Competition section of this Agreement by Marketer, GimmeaBid.com, Inc., shall be entitled to injunctive relief, as well as to damages sustained and the recovery of a reasonable attorney's fees which shall be deemed to be ten (10%) of the published market price of one share of GimmeaBid.com, Inc., common stock multiplied by the number of shares held by Marketer on the date of the breach, which market value and number of shares owned shall be determined as of 3:00 p.m. Central Standard Time on the date of the breach, unless GimmeaBid.com, Inc., pleads otherwise.


                               General Provisions
                               ------------------

The Marketing and Option sections of this Agreement are binding and inure to the benefit of any successor of GimmeaBid.com, Inc. The Marketing and Option sections of this Agreement terminate upon the death or incapacity resulting in the necessity of life support of Marketer and, upon such death or incapacity, GimmeaBid.com, Inc., is relieved from any and all duties imposed upon it in those sections.


The Non-Competition section of this Agreement is binding and inures to the benefit of any successor of GimmeaBid.com, Inc., or Marketer, respectively, and any such successor shall be deemed substituted for GimmeaBid.com, Inc., or Marketer, respectively, under the terms of this Agreement. As used herein, the term successor shall include any person, representative, agent, assign, heir, firm, corporation, venture, partnership, organization, holding company, subsidiary, or other business entity which, at any time, by merger, purchase, or otherwise, either directly or indirectly, acquires all or substantially all of the assets or business of GimmeaBid.com, Inc., or Marketer.


Marketer or one or more of his employees, officers, directors, or partners shall not have a seat on the board of directors of GimmeaBid.com, Inc., and on the board of directors or other governing body of a business, firm, venture, organization, partnership, or corporation that engages or intends to engage in any activity that is the same or similar to, or competitive, directly or indirectly, with any activity now engaged in by GimmeaBid.com, Inc.


Marketer shall not position himself or one or more of his representatives, agents, employees, officers, directors, or partners as a partner, or other business associate, with any person or business, firm, venture, organization, partnership, or corporation that engages or intends to engage in any activity that is the same or similar to, or competitive, directly or indirectly, with any activity now engaged in by GimmeaBid.com, Inc., while having a seat on the Board of Directors of GimmeaBid.com, Inc.


Indirect competition and activities now engaged by GimmeaBid.com, Inc., as used in the General Provisions section, have the same meaning as defined in the Non-Competition section.

In the event of default or breach of any section of this Agreement by Marketer, Marketer, if presently having a seat on the Board of Directors of GimmeaBid.com, Inc., shall immediately resign his seat on the Board of Directors of GimmeaBid.com, Inc. Marketer's resignation shall be effective upon either written notice provided by Marketer or upon written notice, to Marketer, of Marketer's default or breach.


No sale, assignment, transfer or pledge of the rights and duties in the Marketing or Option sections of this Agreement shall be made, in whole or in part, by Marketer without the prior written consent of GimmeaBid.com, Inc. This Agreement shall terminate automatically upon any sale, assignment, transfer or pledge without the prior written approval of GimmeaBid.com, Inc. Any sale, assignment, transfer or pledge without the prior written consent of GimmeaBid.com, Inc., shall constitute a breach


The rights and remedies granted to GimmeaBid.com, Inc., in this Agreement in the event of breach or default are cumulative, and the exercise of such rights shall be without prejudice to the enforcement of any other right or remedy authorized by law or this Agreement. No waiver of any violation of the terms provisions, and covenants in this Agreement shall be deemed to constitute a waiver of any other violation, default, or breach of any terms, provisions, and covenants contained in this agreement and forbearance to enforce one or more of the remedies provided upon an event of default or breach shall not be deemed or construed to constitute a waiver of such default or breach.


If any action, at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party, which fees shall be set by the court in the trial of such action and which fees shall be in addition to any other relief which may be awarded.


All notices required by this Agreement or by the laws of the State of Texas shall be in writing and delivered by certified mail, return receipt requested. Notice to GimmeaBid.com, Inc., shall be sufficient if made or addressed to GimmeaBid.com, Inc., 174-G World Trade Center, 2050 Stemmons Freeway, P.O. Box 420132, Dallas, Texas 75342, and to John Crowell, Marketer, at 76 Chandon, Newport, California 92657-1111. Each party may change the address for notice by giving notice of such change in accordance with the provisions of this paragraph.


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


In the event this Agreement is deemed to exceed the time or geographic limitations permitted by applicable laws, then such provisions shall be reformed to the maximum time or geographic limitations permitted by the applicable laws.


This Agreement constitutes the sole and only agreement of the parties hereto relating to the contact and signing up of dealers and transporters of new and/or used motor vehicles, water craft, aircraft, agricultural equipment, recreational vehicles, and/or heavy equipment as users of the websites GimmeaBid.com and
DealersAutoAuction.com and correctly sets forth the rights, duties, and obligations of each to the other as of the effective date of this Agreement. Any prior agreements, promises, negotiations, or representations, written or oral, not expressly set forth in this Agreement are of no force or effect. This Agreement may not be modified unless both parties agree and the modification is placed in writing and signed and notarized by both parties.


This Agreement is entire as to all of the performances to be rendered under it. Breach of any obligation to be performed by Marketer shall constitute a breach of the entire Agreement and shall give GimmeaBid.com, Inc., the right to terminate the Marketing section of this Agreement.


If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, it is the express intent of the parties that the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.


The parties agree that this Agreement is governed solely by the laws of the State of Texas and that all causes of action based upon the provisions in this Agreement shall be brought solely in the 259th District Court in Jones County, Texas. The parties agree that the 259th District Court in Jones County, Texas, holds exclusive jurisdiction over any dispute arising out of this Agreement. The parties consent to personal jurisdiction in said court.


By their signatures below, the parties acknowledge that they have read the Agreement and that they understand the terms and conditions as stated therein.


This Agreement is effective the __________ day of _______________, 2000, and is signed in Addison, Dallas County, Texas.

GimmeaBid.com, Inc.








BY:______(signature)_____________________
J. Michael Wood, President












BY:______(signature)______________________
John Crowell










STATE OF TEXAS
                                                    ss.
                                                    ss.
COUNTY OF DALLAS
                                                    ss.


This instrument was acknowledged before me on , 2000, by J. Michael Wood, as authorized representative of GimmeaBid.com, Inc.

Notary Public, State of Texas














STATE OF TEXAS
                                                    ss.
                                                    ss.
COUNTY OF DALLAS
                                                    ss.




This instrument was acknowledged before me on , 2000, by John Crowell.








Notary Public, State of Texas






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